                                                                   EXHIBIT 10.22


                            SIXTH AMENDMENT TO LEASE

This amendment to lease ("Sixth Amendment") is made this 28th day of May, 1999, by and between Sobrato Interests, a California limited partnership having an address at 10600 North De Anza Boulevard, Suite 200, Cupertino, California 95014 ("Landlord") and 8x8, Inc., a Delaware corporation, which changed its name in April, 1996 from Integrated Information Technology, Inc. ("Tenant").

                                   WITNESSETH

WHEREAS Landlord and Tenant entered into a lease dated July 3, 1990, and subsequent lease amendments dated March 31, 1991, March 22, 1994, December 18, 1995, March 18, 1997 and January 26, 1998 (collectively the "Lease") for the premises located at 2445 Mission College Boulevard, California ("Premises"); and

WHEREAS effective the date of this Sixth Amendment, Landlord and Tenant wish to modify the Lease to (i) reflect Tenant's exercise of its Option to extend the term of the Lease, and (ii) specify the monthly rent and management fee during the Option Term;

NOW, THEREFORE, in order to effect the intent of the parties as set forth above and for good and valuable consideration exchanged between the parties, the Lease is amended as follows:

1. The parties acknowledge that Tenant has exercised its sole Option under Lease paragraph 39 to extend the term of the Lease.

2. Monthly rent during the Option Term shall be payable according to the following schedule:

3.   June 1, 1999 through May 31, 2000:      $84,402.55 per month
     June 1, 2000 through May 31, 2001:      $88,964.85 per month
     June 1, 2001 through May 31, 2002:      $95,808.30 per month
     June 1, 2002 through May 31, 2003:      $98,089.45 per month

4. The management fee, payable monthly during the Option Term, shall be 1.5% of the monthly rent.

5. All defined terms shall have the same meanings as in the Lease, except as otherwise stated in this Sixth Amendment.

6. Except as hereby amended, the Lease and all the terms, covenants and conditions thereof shall remain unmodified and in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of the Sixth Amendment and the terms and provisions of the Lease, the terms and provisions of this Sixth Amendment shall prevail.

Page 2
May 27, 1999



IN WITNESS WHEREOF, the parties hereto have set its hands to this Sixth Amendment as of the day and date first above written.


LANDLORD
Sobrato Interests,
a California limited partnership


By: /s/ [illegible]                       By: /s/ Sandra Abbott
   -----------------------------------       -----------------------------------

Its: General Partner                      Its: Chief Financial Officer
    ----------------------------------        ----------------------------------